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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 31, 2001



                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




        MARYLAND                      1-11527                  04-3262075
(State or other jurisdiction        (Commission             (I.R.S. employer
    of incorporation)               file number)         identification number)




     400 CENTRE STREET, NEWTON, MASSACHUSETTS                       02458
     (Address of principal executive offices)                     (Zip code)




        Registrant's telephone number, including area code: 617-964-8389



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ITEM 5. OTHER EVENTS

     SALE OF COMMON SHARES OF BENEFICIAL INTEREST. On July 31, 2001, we priced an underwritten public offering of 5.75 million common shares of beneficial interest. We expect to issue and deliver the shares on or about August 3, 2001. The public offering price was $28.05 per share. We expect to use the $153,007,500 of net proceeds of the offering (after estimated expenses and underwriter's discount) to repay all or a portion of amounts outstanding under our unsecured revolving bank credit facility, to purchase hotels and for general business purposes. We also granted the underwriters an option to purchase an additional 862,500 common shares to cover over-allotments.

     THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES REFORM ACT OF 1995 INCLUDING THOSE RELATING TO THE SETTLEMENT OF THE SECURITIES. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED. INVESTORS SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS

     1.1 Underwriting Agreement, dated as of July 31, 2001, between Hospitality Properties Trust ("HPT") and the underwriters named therein.

     8.1 Opinion of Sullivan & Worcester LLP re: tax matters.

     10.1 Agreement to Assign, Release, Franchise and Manage, dated as of June 15, 2001, by and among HPT, HPTMI Properties Trust ("HPTMI"), HPTMI Hawaii, Inc. ("HPTMI Hawaii"), HPT TRS MI-135, Inc. ("TRS"), Marriot International, Inc. ("MI"), CR14 Tenant Corporation ("CR14"), CRTM17 Tenant Corporation ("CRTM17"), Courtyard Marriot Corporation ("Courtyard"), Marriot Hotel Services, Inc. ("Full Service Manager"), Residence Inn by Marriot, Inc. ("Residence Inn"), SpringHill SMC Corporation ("SpringHill") and TownePlace Management Corporation, ("TownePlace").

     10.2 Form of Management Agreement by and between Courtyard and TRS.

     10.3 Pooling Agreement, dated as of June 15, 2001, by and among MI, Full Service Manager, Residence Inn, Courtyard, SpringHill, TownePlace and TRS.

     10.4 Amended and Restated Limited Rent Guaranty, dated as of June 15, 2001, made by MI in favor of HPTMI.

     10.5 Guaranty, dated as of June 15, 2001, made by MI in favor of TRS.


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     10.6 Holdback and Security Agreement, dated as of June 15, 2001, by and among MI, St. Louis Airport, L.L.C., Nashville Airport, L.L.C., Residence Inn, Courtyard, SpringHill, TownePlace, Full Service Manager, CR14, CRTM17, TRS, HPTMI Hawaii and HPTMI.

     23.1 Consent of Sullivan & Worcester LLP (Contained in Exhibit 8.1).

     23.2 Consent of Arthur Anderson LLP.


                                      -2-


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOSPITALITY PROPERTIES TRUST


                                       By: /s/ John G. Murray
                                          -------------------------------------
                                          Name: John G. Murray
                                          Title: President, Chief Operating
                                                 Officer and Secretary



Date:  July 31, 2001